The Sentinel Funds

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated January 27, 2016

to the Prospectus dated March 30, 2015, as supplemented to date

Sentinel Mid Cap Fund – Reorganization into the Sentinel Small Company Fund

And

Sentinel Sustainable Mid Cap Opportunities Fund – Reorganization into the Sentinel Sustainable Core Opportunities Fund

In a supplement dated January 11, 2016 to the Sentinel Funds prospectus, it was announced that the Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved: (i) the reorganization (the “Mid Cap Reorganization”) of the Sentinel Mid Cap Fund (the “Mid Cap Fund”), a series of the Corporation, into the Sentinel Small Company Fund (the “Small Company Fund”), also a series of the Corporation; and (ii)  the reorganization (the “Sustainable Reorganization”) of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund”), a series of the Corporation, into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”), also a series of the Corporation.

In the January 11, 2016 supplement, it was contemplated that both the Mid Cap Reorganization and the Sustainable Reorganization will be consummated on or about March 24, 2016.

It is now planned that each Reorganization will be consummated on or about March 30, 2016, provided that the conditions precedent to such Reorganization have been satisfied or waived.

Each of the Mid Cap Fund and the Sustainable Mid Cap Fund will close to new purchases on March 29, 2016.  A Registration Statement on Form N-14 with respect to each Reorganization was filed with the Securities and Exchange Commission on January 22, 2016, and is expected to be mailed to shareholders of record of the Mid Cap Fund and the Sustainable Mid Cap, respectively, on or about February 26, 2016.

Neither Reorganization requires a shareholder vote.